UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)
Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 333-111656

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 16, 2007, Dr. Dana Coffield, President and Chief Executive Officer of Gran Tierra Energy Inc. (the “Company”), will be giving a presentation in Stuttgart, Germany, regarding the Company. A copy of the slide presentation that will accompany this presentation is set forth in Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 13, 2007	GRAN TIERRA ENERGY INC

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation.